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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 19, 2003

                         COMMISSION FILE NUMBER: 0-27992

                              ELAMEX, S.A. DE C.V.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               Mexico                                  Not Applicable
     (State or other jurisdiction          (I.R.S. Employer Identification No.)
          of incorporation)



  1800 Northwestern Dr., El Paso, TX                       79912
(Address of principal executive offices)                 (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 298-3061

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibits are filed as a part of this report:

Exhibit 99 Press Release of Elamex, S.A. de C.V. dated May 19, 2003, reporting the Company's financial results for the first quarter of 2003.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Elamex, S.A. de C.V. dated May 19, 2003, reporting the Company's financial results for the first quarter of 2003.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ELAMEX, S.A. DE C.V.


                            By: /s/ Thomas J. Benson
                               ---------------------------------
                               Thomas J. Benson
                               Vice President and
                               Chief Financial Officer

                           Date: May 19, 2003

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                                  EXHIBIT INDEX



Exhibit
Number          Description

  99 Press Release of Elamex S.A. de C.V. dated May 19, 2003, reporting the Company's financial results for the first quarter of 2003.